INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

LUCAS ENERGY, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
(2) Form, Schedule or Registration Statement No.: ____________________________
(3) Filing Party: ____________________________
(4) Date Filed: __________________________

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates in its entirety the definitive proxy statement for Lucas Energy Inc.’s Annual Meeting of Shareholders to be held on December 16, 2011, which was filed with the Securities and Exchange Commission on November 4, 2011 (the “Original Proxy Statement”).

This Amendment is being filed solely to remove certain language from the Original Proxy Statement directing shareholders as to how to vote their shares, as shareholders should instead review the voting instructions on their individual proxy cards.

LUCAS ENERGY, INC.
3555 Timmons Lane, Suite 1550
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 16, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Lucas Energy, Inc., a Nevada corporation (the "Company"), will be held on December 16, 2011 at 10 a.m. Central Standard Time at the law offices of Dewey & LeBoeuf LLP at 1000 Main Street, Suite 2550, Houston, Texas 77002 (the "Annual Meeting" or the “Meeting”) for the purpose of considering and voting upon the following matters:

1.
To elect four (4) Directors to the Company's Board, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal;

2.	To ratify the Company’s 2012 Stock Incentive Plan.

3.	To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2012; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record at the close of business on November 3, 2011 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the meeting.  The Company has mailed notice of the Meeting to shareholders of record as of the Record Date.  However, our stock transfer books will remain open subsequent to the Record Date. At least ten days prior to the Meeting, a complete list of shareholders entitled to vote will be available for inspection by any shareholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Corporate Secretary at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

As a shareholder of record, you are cordially invited to attend the meeting in person.  Regardless of whether you expect to be present at the meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope.  Returning the enclosed proxy (“Proxy”) will not affect your right to vote in person if you attend the meeting.

We have mailed a copy of our Annual Report on Form 10-K for the year ended March 31, 2011 (the “Annual Report”), as well as a copy of this Proxy Statement (collectively with the Annual Report, the “Proxy Materials”) to each shareholder of record as of the Record Date. All shareholders may also access our Proxy Materials on our website at www.lucasenergy.com or at www.proxyease.com/lucasenergy/2011.

By Order of the Board of Directors

/s/ William A. Sawyer
William A. Sawyer
Chief Executive Officer

Houston, Texas
November 11, 2011

Even though you may plan to attend the meeting in person, please execute the enclosed proxy card and mail it promptly.   A return envelope is enclosed for your convenience.  Should you attend the meeting in person, you may revoke your proxy and vote in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

TABLE OF CONTENTS
Page

GENERAL	1
RECORD DATE	1
REVOCABILITY OF PROXIES	1
VOTING AND SOLICITATION	1
Shareholder of Record: Shares Registered in Your Name
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
Multiple Shareholders Sharing the Same Address
Cost of Proxy Solicitation
QUORUM; ABSTENTIONS; BROKER NON-VOTES	2
BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	3
PROPOSAL NO. 1 ELECTION OF DIRECTORS	5
DIRECTORS AND NOMINEES FOR DIRECTOR	5
Family Relationships
Involvement in Certain Legal Proceedings
Board Leadership Structure
Risk Oversight
Vote Required
PROPOSAL NO. 2 TO RATIFY THE COMPANY’S 2012 STOCK INCENTIVE PLAN	9
What are the stockholders being asked to approve?
What is the purpose of the Plan?
Who is eligible to participate in the Plan?
Who will administer the Plan?
How much common stock is subject to the Plan?
How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?
Does the Company have any present plans to grant or issue additional securities pursuant to the Plan?
What will be the exercise price and expiration date of options and awards under the Plan?
What equitable adjustments will be made in the event of certain corporate transactions?
What happens to options upon termination of employment or other relationships?
May the Plan be modified, amended or terminated?
Vote Required
PROPOSAL NO. 3 TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2012.	13
Audit Fees
What vote is required to ratify the appointment of Hein & Associates LLP?
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15
CODE OF ETHICS	15
WHISTLEBLOWER PROTECTION POLICY	15
EXECUTIVE OFFICERS	16
EXECUTIVE OFFICER COMPENSATION	17
DIRECTOR COMPENSATION	21
CERTAIN RELATED PARTY TRANSACTIONS	22
DIRECTOR INDEPENDENCE	24
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	24
NOMINATIONS FOR THE BOARD OF DIRECTORS	25
AUDIT COMMITTEE REPORT	26
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	27
SHAREHOLDER PROPOSALS	27
FINANCIAL AND OTHER INFORMATION	27
OTHER MATTERS	28

LUCAS ENERGY, INC.
3555 Timmons Lane, Suite 1550
Houston, Texas 77027

PROXY STATEMENT

FOR AN ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 16, 2011

GENERAL

This Proxy Statement and accompanying Proxy Card are being furnished to you in connection with the solicitation on behalf of the Board of Directors of LUCAS ENERGY, INC. (the "Company" and the “Board”) of proxies for use at the Annual Meeting of Shareholders to be held on December 16, 2011 (the “Annual Meeting” or the “Meeting”), and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held on December 16, 2011, at the law offices of Dewey & LeBoeuf LLP at 1000 Main Street, Suite 2550, Houston, Texas 77002, at 10 a.m., Central Standard Time. The Company's telephone number is (713) 528-1881.

On November 11, 2011, we will begin mailing a copy of our Annual Report on Form 10-K for the year ended March 31, 2011 (the “Annual Report”), as well as a copy of this Proxy Statement (collectively with the Annual Report, the “Proxy Materials”) to each shareholder of record as of the Record Date. All shareholders may also access our Proxy Materials on our website at www.lucasenergy.com or at www.proxyease.com/lucasenergy/2011.

RECORD DATE

Shareholders of record at the close of business on November 3, 2011 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 19,535,826 shares of the Company's common stock, $0.001 par value (the "Common Stock") were outstanding.   For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners" below.

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted: (i) FOR the election of Directors as listed in Proposal No. 1 of this proxy statement; (ii) FOR the ratification of the of the Company’s 2012 Stock Incentive Plan as listed in Proposal No. 2; and (iii)  FOR the ratification of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ended March 31, 2012, as described in greater detail in proposal three.

Each shareholder is entitled to one vote for each share of Common Stock held by him, her or it on all matters presented at the Annual Meeting. There are no shares of Preferred Stock currently outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a shareholder of record. As such, you may vote in person at the meeting or by proxy. Whether or not you plan to attend the meeting, you are encouraged to submit electronically the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the notification of the internet availability of such materials) are required to be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries e.g., brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company, or contact their broker, as applicable to request single or multiple proxy statement and annual report delivery, as desired.

Cost of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. The Company may engage a proxy solicitor to act on its behalf in soliciting proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders holding a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, other than the election of Directors, which is required to be approved by a plurality of the votes cast.   Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the record beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under Rule 13d-3 as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Securities and Exchange Commission ("SEC" or "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

		Amount and
		Nature of
		Beneficial	Percent
Title of Class	Name and Address of Beneficial Owner	Ownership	of Class (a)
Common	J. Fred Hofheinz	911,354	4.6%
	Chairman	(1)(2)(4)
	3555 Timmons Lane, Suite 1550
	Houston, Texas 77027
Common	William A. Sawyer	398,507	2.0%
	Chief Executive Officer and Director	(4)(5)
	3555 Timmons Lane, Suite 1550
	Houston, Texas 77027
Common	W. Andrew Krusen, Jr.	501,000	2.5%
	Director	(1)(3)(4)
	3555 Timmons Lane, Suite 1550
	Houston, Texas 77027
Common	Peter K. Grunebaum	136,229	* %
	Director	(4)
	3555 Timmons Lane, Suite 1550
	Houston, Texas 77027
Common	K. Andrew Lai	8,886	* %
	CFO, Treasurer & Secretary	(6)
	3555 Timmons Lane, Suite 1550
	Houston, Texas 77027
Common	ALL EXECUTIVE OFFICERS AND	1,955,975	9.8%
	DIRECTORS AS A GROUP (5 Persons)

Beneficial ownership of the common stock is determined in accordance with the rules of the SEC and includes any shares of common stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of November 3, 2011.  Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them.

(a)	Calculated based on 19,535,826 shares outstanding as of November 3, 2011.

 * Less than one percent.

(1)
 Excludes 501,659 shares of common stock owned by El Tex Petroleum LLC (“El Tex”), of which Mr. Hofheinz owns approximately 25.2% and of which Mr. Krusen owns approximately 18.8% (provided that El Tex is currently in the process of distributing substantially all of its assets, including the Company’s shares, to its owners, which process has not been completed to date), which shares Mr. Hofheinz and Mr. Krusen disclaim beneficial ownership.  Both Mr. Hofheinz and Mr. Krusen resigned as Managers of El Tex in February 2011.

(2)	Includes warrants to purchase 83,334 shares of common stock which have an exercise price of $1.00 per share.

(3)
 Includes beneficial ownership of 240,000 shares of common stock and warrants to purchase 200,000 shares of common stock owned by Gulf Standard Energy Company LLC which have an exercise price of $1.00 per share.

(4)	Includes options to purchase 24,000 shares of common stock which have an exercise price of $2.07 per share.
(5)
Does not include options to purchase 200,000 shares of the Company’s common stock which were granted to Mr. Sawyer, on April 1, 2011, which vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $4.05 per share, as no options have vested to date.  Does not include common stock to be issued quarterly and valued at $18,750 which the Company agreed to issue to Mr. Sawyer pursuant to the terms of his employment agreement, described below under “Compensation of Named Executive Officers,” during the term of the agreement, which shares are due to Mr. Sawyer subsequent to the date of this proxy statement, as  such shares are not issuable to Mr. Sawyer within 60 days of the Record Date.

(6)
 Does not include options to purchase 160,000 shares of the Company’s common stock which were granted to K. Andrew Lai, on February 18, 2011, the date of his appointment as the CFO of the Company, which vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $1.94 per share, as no options have vested to date. Does not include common stock to be issued quarterly and valued at $10,000 which the Company agreed to issue to Mr. Lai pursuant to the terms of his employment agreement, described below under “Compensation of Named Executive Officers,” during the term of the agreement, which shares are due to Mr. Lai (a) on November 18, 2011, as the total number of such shares due to Mr. Lai is not determinable as of the filing date of this Proxy Statement; and (b) subsequent to November 18, 2011, as  such shares are not issuable to Mr. Lai within 60 days of the Record Date.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors (the “Board”) of not less than one (1) or more than fifteen (15) members. The Company's Board currently has four (4) members. The Company's management recommends the four (4) Directors listed below for election at the Meeting.  Each of the nominees has indicated his willingness to serve if elected, and each of the nominees already serves as a Director. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the four (4) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The Company’s Nominating Committee has reviewed the qualifications of the Director nominees and has recommended each of the nominees for election to the Board.

The following table and accompanying descriptions indicate the name of each nominee/Director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director, if such person has previously served on the Company's Board of Directors.

Nominee	Position	Director Since	Age
J. Fred Hofheinz	Director, Chairman	September 18, 2008	73
William A. Sawyer	President, CEO, Director	April 6, 2005	62
Peter K. Grunebaum	Director	January 29, 2007	78
W. Andrew Krusen, Jr.	Director	October 8, 2009	63

All Directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of Directors.  We have historically compensated our Directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and nominal cash compensation for meeting fees. Additionally, we reimburse Directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below).  The Board appoints annually the executive officers of the Company and the executive officers serve at the discretion of the Board.

The business experience of each of the persons listed above is as follows:

 J. FRED HOFHEINZ, CHAIRMAN OF BOARD, CHAIR OF NOMINATING COMMITTEE

Mr. Hofheinz, the former Mayor of the City of Houston (1974-1978), began his business career with his late father, Roy Hofheinz, Sr., who built the Houston Astrodome.  Mr. Hofheinz played a key role in the family real estate development projects surrounding the Astrodome, including an amusement park – Astroworld and four hotels.  He was the senior officer of Ringling Brothers Barnum and Bailey Circus, which was owned by the Hofheinz family.   In 1971, Mr. Hofheinz co-founded a closed circuit television company, Top Rank, which is now the leading professional boxing promotion firm in the nation.  He has served as President of the Texas Municipal League and served on the boards of numerous other state and national organizations for municipal government elected officials.  In addition to his law practice, Mr. Hofheinz also owned several direct interests in oil and gas companies.  He has also dealt extensively with business interests, primarily oil and gas related, in the People’s Republic of China and in the Ukraine.

For the past five years Mr. Hofheinz has been an investor and a practicing attorney with the firm of Williams, Birnberg & Anderson LLP, in Houston, Texas.  While he has numerous investments in real estate, his principal investment interest is in oil and gas.  He has been actively engaged in successful exploration and production ventures, both domestic and international.  He holds a PhD in economics from the University of Texas and takes an active interest in Houston’s civic and charitable affairs.  He was admitted to the Texas bar in 1964, having received his preparatory education at the University of Texas, (B.A., M.A., Ph.D., 1960-1964); and his Legal education at the University of Houston, (J.D., 1964).  From July 1, 2007 to February 28, 2011, Mr. Hofheinz served as a Manager of El Tex Petroleum, LLC, which Lucas entered into an acquisition transaction with during fiscal 2010 as described in greater detail under “Certain Related Party Transactions,” below.

Director Qualifications:

Mr. Hofheinz has extensive experience in the oil and gas industry and the business world in general, in particular with respect to publicly listed companies. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Hofheinz demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.   As such, we believe that Mr. Hofheinz is qualified to serve as a Director.

WILLIAM A. SAWYER, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Sawyer has been a Director of the Company since April 6, 2005. Mr. Sawyer has over 30 years of diversified experience in the energy industry with firms such as: ARCO, Houston Oil & Minerals, Superior Oil (Mobil), and ERCO. Mr. Sawyer founded the petroleum consulting firm of Exploitation Engineers, Inc. and his clients included private investors, independent oil companies, banking institutions, major energy and chemical companies, and the US government. In connection with Exploitation Engineers, Mr. Sawyer evaluated and managed large projects such as a private trust that held working interests in several hundred producing and non-producing oil and gas properties.  Mr. Sawyer has been an expert witness in federal court, state court, and before several state agencies in Texas and Oklahoma, and he has testified as to the fair market value of mineral interests and sub-surface storage interests.  Mr. Sawyer co-founded the Company and was originally appointed Vice President of the Company on June 13, 2006.  Mr. Sawyer has served as a Director of the Company and as its chief operating officer, until his appointment to President and CEO on January 22, 2009.

Director Qualifications:

Mr. Sawyer has extensive experience in the oil and gas industry and the business world in general, in particular with respect to engineering management of mature oil wells, commercial, and reservoir management. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Sawyer demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders. As a result of the above, we believe that Mr. Sawyer is qualified to serve as a Director.

PETER K. GRUNEBAUM – DIRECTOR, CHAIR OF AUDIT COMMITTEE

Mr. Grunebaum is an independent investment banker with over 40 years of experience in the energy sector with a specialty in exploration and production. Previously he was the Managing Director of Fortrend International, an investment firm headquartered in New York, New York, a position he held from 1989 until the end of 2003. From 2003 to present, Mr. Grunebaum has been an independent investment banker. Mr. Grunebaum is a graduate of Lehigh University, and in addition to being a board member of Lucas, he is also on the Board of Stonemor Partners LP. [NASDAQ: STON].

Director Qualifications:

Mr. Grunebaum has extensive experience in the oil and gas industry and the business world in general, in particular with respect to founding and funding publicly listed companies such as Devon Energy. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Grunebaum demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  As a result of the above, we believe that Mr. Grunebaum is qualified to serve as a Director.

W. ANDREW KRUSEN, JR. – DIRECTOR, CHAIR OF THE COMPENSATION COMMITTEE

Mr. Krusen has been Chairman and Chief Executive Officer of Dominion Financial Group, Inc. since 1987. Dominion Financial is a merchant banking organization that provides investment capital to the natural resources, communications and manufacturing and distribution sectors.  Mr. Krusen is currently a Director and chairman of Florida Capital Group, Inc. – a Florida bank holding company, as well as Florida Capital Bank, N.A. its wholly owned subsidiary.  He also serves as a Director of publicly traded Canada Flourspar Inc., a specialty mineral concern; and Raymond James Trust Company, a subsidiary of Raymond James Financial, Inc. – and numerous privately held companies, including Beall’s Inc., Telovations, Inc., PlanSource Holdings, Inc. and Romark Laboratories, LLC.  Mr. Krusen is a former member of the Young Presidents’ Organization, and he is currently a member of the World President’s Organization, Society of International Business Fellows and a Trustee of the International Tennis Hall of Fame.  He is past Chairman of Tampa's Museum of Science and Industry.  Mr. Krusen graduated from Princeton University in 1970. From July 1, 2007 to February 28, 2011, Mr. Krusen served as a Manager of El Tex Petroleum, LLC, which Lucas entered into an acquisition transaction with during fiscal 2010 as described in greater detail under “Certain Related Party Transactions,” below.

Director Qualifications:

Mr. Krusen has extensive experience in the oil and gas industry and the business world in general, in particular with respect to founding and funding publicly listed companies. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Krusen demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  As a result of the above, we believe that Mr. Krusen is qualified to serve as a Director.

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

Our Directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer of the Company are currently held separately. Mr. Hofheinz serves as Chairman and Mr. Sawyer serves as CEO. The Board of Directors does not have a policy as to whether the Chairman should be an independent Director, an affiliated Director, or a member of management.  Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board (including Mr. Hofheinz as Chairman). It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while enabling the independent Directors to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

        The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Vote Required

The election of the Director nominees listed above requires the affirmative vote of the holders of a plurality of the outstanding voting shares of the Company, present in person or by proxy at the Meeting.  For the election of Directors, you may vote “FOR” all nominees or withhold authority to vote for all or some of the nominees.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of withholding authority to vote for all of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2
TO RATIFY THE COMPANY’S 2012 STOCK INCENTIVE PLAN

What are the stockholders being asked to approve?

On October 13, 2011, the Company's Board of Directors adopted, subject to the ratification of the shareholders, the Company's 2012 Stock Incentive Plan (the "Plan") in the form of the attached Exhibit A.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where their services are in connection with the offer or sale of securities in a capital-raising transaction, or they are directly or indirectly involved in the promotion or maintenance of a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company's success, and such other factors as the Board of Directors (or the Compensation Committee)  in its discretion shall deem relevant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company and/or the Company’s Compensation Committee. The Board (or the Compensation Committee) shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 1,500,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of common stock, options, or other securities have been issued under the Plan since approved by the Board of Directors.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

Yes, the Company plans to issue securities under the Plan from time to time to satisfy the requirements of Mr. Sawyer’s and Mr. Lai’s employment agreements (as described in greater detail below under “Compensation of Named Executive Officers”).  The Company also believes that the authorization of such Plan will provide the Company greater flexibility at such time in the future, if ever, as the Company’s Board of Directors believes it is in the best interest of the Company to grant or issue securities pursuant to the Plan.

New Plan Benefits

2012 Stock Incentive Plan

Name and Position	Dollar Value ($)	Number of Units (3)
William A. Sawyer, CEO	(1)
K. Andrew Lai, CFO	(2)

(1)
Mr. Sawyer receives $18,750 in the form of Company common stock each quarter pursuant to the terms of his employment agreement.  It is not currently known how many of such shares and what dollar value of such shares will be issued pursuant to the 2012 Stock Incentive Plan.

(2)
Mr. Lai receives $10,000 in the form of Company common stock each quarter pursuant to the terms of his employment agreement.   It is not currently known how many of such shares and what dollar value of such shares will be issued pursuant to the 2012 Stock Incentive Plan.

(3)
The number of shares issuable to Mr. Sawyer and Mr. Lai pursuant to their employment agreements is not currently determinable as the number of such Units to be issued will fluctuate based on the market value of the Company’s common stock when issued by the Company, pursuant to the terms of the employment agreements.

What will be the exercise price and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than the greater of (a) the $0.001 par value per share of the Company's common stock; and (b) the market price of the Company’s common stock on the date of grant. Additionally, the Board of Directors has the sole discretion over the authorization of any stock awards.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)
the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)
in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.  Non-incentive stock options are governed by the related award agreements.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Proxy Statement as Exhibit A.

Vote Required

The ratification of the Company’s 2012 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company, present in person or by proxy at the Meeting.  For the ratification of the Company’s 2012 Stock Incentive Plan, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” the ratification of the Company’s 2012 Stock Incentive Plan.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE COMPANY’S 2012 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3
TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2012.

The Board of Directors recommends that the shareholders vote for approval and ratification of the appointment of Hein & Associates LLP (“Hein”) as the Company’s independent registered accounting firm for the year ended March 31, 2012.

Effective October 27, 2011, the Audit Committee of the Company dismissed GBH CPAs, PC (“GBH”) as its registered independent accounting firm.

In connection with the audits of the two fiscal years ended March 31, 2011, and the subsequent interim period through October 27, 2011, there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GBH would have caused GBH to make reference to the subject matter of the disagreements in connection with its reports.   GBH’s audit reports on the consolidated financial statements of the Company as of and for the years ended March 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through October 27, 2011.

On October 31, 2011, the Audit Committee engaged Hein as its new independent registered accounting firm, effective as of October 31, 2011.  During the two most recent fiscal years, and any subsequent interim period prior to engaging Hein, neither the Company, nor anyone on its behalf, consulted Hein regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Hein that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company requested that GBH furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements.  A copy of GBH’s letter to the SEC is attached as an exhibit to the Company’s Form 8-K, filed with the SEC on November 2, 2011.

The Company does not anticipate a representative from Hein to be present at the Annual Meeting. In the event that a representative of Hein is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

Our Audit Committee of the Board of Directors approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

Audit Fees

The aggregate fees billed by our former independent auditors, GBH, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2011 and 2010, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2010 and 2009, were:

	2011	2010
GBH CPAs, PC	$130,000	$102,500

Audit fees incurred by the Company were pre-approved by the Audit Committee.  The Company did not incur any audit fees for Hein for the years ended March 31, 2011 and 2010, as Hein was appointed as the Company’s independent registered accounting firm effective October 31, 2011.

Audit Related Fees: None.

Tax Fees: None.

All Other Fees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers.  We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee of the Board of Directors has considered the nature and amount of fees billed by GBH and proposed to be billed by Hein and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Hein’s independence.

What vote is required to ratify the appointment of Hein?

The ratification of Hein as the Company’s independent accountants for the fiscal year ended March 31, 2012 requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company, present in person or by proxy at the Meeting.  For the ratification of the appointment of Hein as our independent accountants for the fiscal year ended March 31, 2012, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” such proposals.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF HEIN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2012

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our Directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

Based solely on the reports received by us and on the representations of the reporting persons, we believe that all required Directors, officers and greater than ten percent shareholders complied with applicable filing requirements during the fiscal year ended March 31, 2011, except that (a) J. Fred Hofheinz, William A. Sawyer, Peter K. Grunebaum and W. Andrew Krusen, Jr., each a Director of the Company, inadvertently did not timely file a Form 4 with the SEC in connection with their issuance by the Company of 12,000 shares of common stock for services rendered as a Director of the Company during the April 1, 2009 to March 31, 2010 fiscal year and the grant of options to purchase 24,000 shares of common stock to each Director for services to be rendered during the April 1, 2010 to March 31, 2011 fiscal year, which grants were approved by the stockholders of the Company effective January 10, 2011, but which reports were not filed until January 27, 2011 (Mr. Hofheinz); January 27, 2011 (Mr. Sawyer); January 28, 2011 (Mr. Grunebaum); and February 1, 2011 (Mr. Krusen); (b) William A. Sawyer inadvertently did not timely file a Form 4 with the SEC in connection with his issuance by the Company of 17,500 shares of common stock in consideration for services rendered on October 7, 2010, and an additional 17,500 shares of common stock in the event the net production of the Company averages over 10,000 barrels of oil per month for a period of six months, which report was not filed until December 6, 2010; (c) Donald L. Sytsma failed to file a Form 4 or Form 5 disclosing his receipt of 30,000 shares of the Company’s common stock as severance pay in connection with his resignation as the Chief Financial Officer of the Company on October 7, 2010; (d) K. Andrew Lai inadvertently did not timely file a Form 4 with the SEC in connection with his grant from the Board of Directors on February 18, 2011 of options to purchase 160,000 shares of the Company’s common stock in connection with his appointment as the Chief Financial Officer of the Company, which have a term of five years and an exercise price of $1.94 per share, which Form 4 was subsequently filed with the SEC on June 17, 2011; and (e) William A. Sawyer inadvertently did not timely file (i) a Form 4 with the SEC in connection with his grant from the Board of Directors on April 1, 2011 of options to purchase 200,000 shares of the Company’s common stock in connection with services rendered to the Company as the Chief Executive Officer of the Company, which have a term of five years and an exercise price of $4.05 per share, which Form 4 was subsequently filed with the SEC on June 17, 2011 and (ii) a Form 4 with the SEC in connection with his October 1, 2011 issuance of 10,061 shares of common stock, equal to one quarterly installment of $18,750 in shares, net of applicable payroll taxes, issuable to Mr. Sawyer pursuant to his Employment Agreement, which Form 4 was subsequently filed with the SEC on October 5, 2011.

CODE OF ETHICS

The Company adopted a code of ethics (“Code”) that applies to all of its Directors, officers, employees, consultants, contractors and agents of the Company.  The Code of Ethics has been reviewed and approved by the Board of Directors.  The Company’s Code of Ethics was filed as an exhibit to the Company’s Form 10-K dated March 31, 2009, filed with the SEC on June 29, 2009 as Exhibit 14.1.  Original copies of the Code of Ethics are available, free of charge, by submitting a written request to the Company at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

WHISTLEBLOWER PROTECTION POLICY

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its Directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board of Directors. The Company’s Whistleblower Policy was filed as an exhibit to the Company’s Form 10-K dated March 31, 2009 filed with the SEC on June 29, 2009 as Exhibit 14.2. Original copies of the Whistleblower Policy are available, free of charge, by submitting a written request to the Company at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
William A. Sawyer	President and Chief Executive Officer	62
K. Andrew Lai	CFO, Treasurer, and Secretary	47

WILLIAM A. SAWYER, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Information regarding Mr. Sawyer is set forth in Proposal No. 1 – Election of Directors.

K. ANDREW LAI, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY

Effective February 18, 2011, the Company appointed K. Andrew Lai, as Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Lai has over 20 years of corporate and financial experience primarily in the exploration and production sector of the oil and gas energy industry, with a specialization in accounting, legal and administrative functions.  From April 2010 to January 2011, Mr. Lai was an international financial consultant. From October 2008 to April 2010, Mr. Lai served as Chief Financial Officer with Far East Energy Corporation ("Far East"), based in Houston, Texas.  Mr. Lai joined Far East in January 2007 and served as a member of Far East's management team until his appointment as Chief Financial Officer in October 2008.  From April 1999 to January 2007, Mr. Lai held various managerial positions with EOG Resources, Inc., in Houston, Texas.  From 1995 to 1999, Mr. Lai was a sole practitioner at his own certified public accountant firm.  From 1987 to 1995, Mr. Lai held various positions with UMC Petroleum Corp. (which subsequently merged into Devon Energy).  Mr. Lai received from the University of Houston his Bachelor of Business Administration in December 1987, his Master of Business Administration in May 1991, and his Juris Doctorate in May 2004.  Mr. Lai is a Certified Public Accountant, a member of the State Bar of Texas, and a member of the American Bar Association.

[Remainder of page left intentionally blank.]

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth compensation information with respect to our chief executive officer, our two most highly compensated executive officers other than the chief executive officer who were serving as executive officers at the end of our last fiscal year, and individuals for whom disclosure would have been provided herein but for the fact they were not serving as an executive officer of the Company at the end of our last fiscal year.

	Fiscal		Stock	Option	All Other
Name and Principal Position	Year	Salary	Awards	Awards	Comp (7)	Total
William A. Sawyer (1)	2011	$168,500	$60,770	$41,140	$11,000	$281,410
President and	2010	162,250	29,000	-	6,000	197,250
Chief Executive Officer

K. Andrew Lai (2)	2011	$17,410	$5,000	$209,800	$2,270	$234,480
Chief Financial Officer

John O'Keefe (3)	2011	$-	$-	$-	$201,000	$201,000
Former Interim Chief Financial
Officer

Donald L. Sytsma (4)	2011	$105,650	$83,090	$-	$7,070	$195,810
Former Chief Financial Officer	2010	120,000	22,680	-	4,000	146,680

James J. Cerna, Jr. (5)	2011	$-	$167,750	$-	$64,730	$232,480
Former Chairman, President	2010	-	-	-	60,330	60,330
and Chief Executive Officer

Malek A. Bohsali (6)	2011	$-	$-	$-	$-	$-
Former Chief Financial Officer	2010	-	25,000	-	-	25,000

(1) On October 7, 2010, the Board approved the issuance to Mr. Sawyer of 17,500 shares of common stock under the Company’s 2010 Long Term Incentive Plan (the “Plan”) and an additional 17,500 shares of common stock under the Plan in the event the net production of the Company averages over 10,000 barrels of oil per month for a period of six months. The fair value of the 17,500 shares approved on October 7, 2010, and subsequently issued, was $2.07 per share for a total stock value of $36,050. As of March 31, 2011 (and as of the date of this Proxy), the performance criterion had not been met, and none of the additional 17,500 shares had vested. Mr. Sawyer also received 12,000 shares and a grant for options to purchase 24,000 shares of common stock in consideration for serving as a Director for the year ended March 31, 2010 and in consideration for services to be rendered for the year ended March 31, 2011, respectively. The fair value of the 12,000 shares approved on October 7, 2010, and subsequently issued, was $2.07 per share for a total stock value of $24,720. The options have an exercise price of $2.07 per share and were fully vested at March 31, 2011. The options were valued using the Black-Scholes model resulting in the fair value of $41,140. During the fiscal year ended March 31, 2010, a stock award was granted to Mr. Sawyer of 50,000 shares of common stock for the Company’s joint venture partner’s commitment to and initial funding of their 70% working interest in the LEI 2009-III capital program. The fair value of shares on the date earned was $0.58 per share for a total stock award of $29,000.

(2) Effective February 18, 2011, the Company appointed K. Andrew Lai, as Chief Financial Officer, Treasurer and Secretary  of the Company. On February 18, 2011, Mr. Lai received a grant of options to purchase 160,000 shares of common stock as part of his employment arrangement with the Company.  The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $1.94 per share. The options were valued using the Black-Scholes model resulting in the fair value of $209,800 of which $10,920 was recognized as compensation expense during the year ended March 31, 2011. Also recognized in the current year was $5,000 of Mr. Lai’s $10,000 quarterly stock award under his employment agreement.

(3) On October 7, 2010, John O’Keefe was appointed as the interim Chief Financial Officer, Treasurer and Secretary of the Company.  On February 18, 2011, the Company accepted the resignation of John O’Keefe from his positions as interim Chief Financial Officer, Treasurer and Secretary of the Company. The Company employed Mr. O’Keefe under a service agreement with Tatum LLC.

(4) Mr. Sytsma was appointed Chief Financial Officer and Treasurer of the Company effective April 14, 2009 and resigned effective October 7, 2010. In addition to monthly cash compensation, Mr. Sytsma’s employment arrangement with the Company included a non-cash compensation component of 2,000 shares of common stock per month. The Company’s closing share price on the date Mr. Sytsma was appointed Chief Financial Officer was $0.56 per share. The fair value of shares earned is determined based on the closing share price on the last trading day of each month during the term of Mr. Sytsma’s employment. As severance pay in connection with Mr. Sytsma’s resignation, the Company agreed to pay Mr. Sytsma three months of salary and to issue Mr. Sytsma 30,000 restricted shares of common stock valued at $61,800.

(5) Mr. Cerna, who resigned as an officer of the Company on September 2, 2008 and as a Director of the Company on May 5, 2009, was issued 86,027 shares of common stock in November 2010 as a final part of his employment contract. The shares were issued at a fair value of $167,750.

(6) Mr. Bohsali served as Chief Financial Officer of the Company from April 10, 2007 through April 14, 2009.  In July 2009, the Company issued 25,000 shares of common stock to Mr. Bohsali as part of his compensation package. The shares were issued at a fair value of $25,000.

(7)  All other compensation for the year ended March 31, 2011 includes the payment of $11,000 to Mr. Sawyer as Director for attendance at four Board of Directors meetings and $2,000 paid to Mr. Sytsma as the then Chief Financial Officer, Treasurer and Secretary of the Company for the attendance at one Board meeting. Also included was $201,000 attributable to Mr. O’Keefe representing amounts paid to Tatum LLC and $54,690 attributable to Mr. Cerna representing amounts relating to his employment arrangement. Finally, all other compensation for the year ended March 31, 2011 also includes medical reimbursement payments to Mr. Lai of  $2,270, Mr. Sytsma of $5,070 and Mr. Cerna of $10,040.

Compensation of Named Executive Officers

William A. Sawyer

Mr. Sawyer co-founded the Company and was originally appointed to a position with the Company on June 13, 2006.  Mr. Sawyer has served as a Director and as its Chief Operating Officer, until his appointment to President and Chief Executive Officer on January 22, 2009. On March 20, 2007, the Company entered into an employment agreement with Mr. Sawyer (filed as exhibit 10.6 to the Company's Annual Report on Form 10-KSB for the year ended March 31, 2007).  Mr. Sawyer’s agreement was for a period of three (3) years and provided for payment of $150,000 annually. Additionally, Mr. Sawyer’s employment agreement provided for certain payments in the event of termination of employment. Effective October 1, 2009, the Compensation Committee approved an increase to Mr. Sawyer’s base compensation to $162,000 per annum. Mr. Sawyer’s employment agreement terminated on March 20, 2010 and a new agreement was subsequently entered into effective as of April 1, 2011, as described below.

Notwithstanding the fact that Mr. Sawyer’s employment agreement terminated pursuant to its terms on March 20, 2009, Mr. Sawyer continued to serve as Chief Executive Officer of the Company, and on October 7, 2010, the Compensation Committee approved an increase in Mr. Sawyer’s annual salary to $175,000 per year (effective as of October 1, 2010), the Board approved the immediate issuance to Mr. Sawyer of 17,500 shares of common stock under the Company’s 2010 Long Term Incentive Plan (the “2010 Plan”), and an additional 17,500 shares of common stock under the 2010 Plan in the event the net production of the Company averages over 10,000 barrels of oil per month for a period of six months.  As of March 31, 2011 (and as of the date of this Proxy), the performance criterion had not been met, and none of the additional 17,500 shares was vested. Mr. Sawyer also received 12,000 shares and options to purchase 24,000 shares of common stock in consideration for serving as a Director of the Company for the year ended March 31, 2010 and in consideration for services for the year ended March 31, 2011, respectively, as described in greater detail below under “Certain Related Party Transactions.”

Effective as of April 1, 2011, the Company entered into an employment agreement (the "Agreement") with Mr. Sawyer (filed as exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2011). The Agreement will terminate on April 1, 2014, unless extended or earlier terminated pursuant to the terms of such Agreement.  Pursuant to the Agreement, Mr. Sawyer's base salary is $250,000 per year, of which $175,000 will be payable in cash and $75,000 in shares of the Company’s common stock on a pro-rata, quarterly basis.  He may also receive discretionary bonuses in an amount up to 50% of his base salary.

In conjunction with his appointment as Chief Executive Officer, Mr. Sawyer also received options to purchase up to 200,000 shares of the Company's common stock. The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $4.05 per share.  If Mr. Sawyer's employment is terminated without Cause (as defined in the Agreement) or for Good Reason (as defined in the Agreement), he will receive a severance payment of 100% of his annual base salary; provided that if Mr. Sawyer's employment is terminated 6 months before or within 24 months of a Change in Control (as defined in the Agreement), he will receive a severance payment of 200% of his annual base salary.  If Mr. Sawyer's employment is terminated as a result of death or Disability (as defined in the Agreement), the Company will pay his base salary which would have been payable to Mr. Sawyer through the date his employment is terminated and all amounts actually earned, accrued or owing as of the date of termination.  If Mr. Sawyer’s employment is terminated for Cause or Mr. Sawyer voluntarily terminates his employment, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination. Mr. Sawyer's Agreement contains no covenant not to compete or similar restrictions after termination.

K. Andrew Lai

Mr. Lai was appointed Chief Financial Officer, Treasurer and Secretary of the Company on February 18, 2011. Effective as of that date, the Company entered into an employment agreement (the “Lai Agreement”) with Mr. Lai (filed as exhibit 10.23 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2011). The Lai Agreement will terminate on February 18, 2014, unless extended or earlier terminated.  Pursuant to the Agreement, Mr. Lai's base salary is $190,000 per year, of which $150,000 will be payable in cash and $40,000 in shares of the Company’s common stock on a pro-rata, quarterly basis.  He may also receive discretionary bonuses in an amount up to 50% of his base salary.  In conjunction with his appointment as Chief Financial Officer, Mr. Lai also received options to purchase up to 160,000 shares of the Company's common stock. The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $1.94 per share.  If Mr. Lai's employment is terminated without Cause (as defined in the Lai Agreement) or for Good Reason (as defined in the Lai Agreement), he will receive a severance payment of 100% of his annual base salary; provided that if Mr. Lai's employment is terminated six months before or within 24 months of a Change in Control (as defined in the Lai Agreement), he will receive a severance payment of 200% of his annual base salary.  If Mr. Lai's employment is terminated as a result of death or Disability (as defined in the Lai Agreement), the Company will pay his base salary which would have been payable to Mr. Lai through the date his employment is terminated and all amounts actually earned, accrued or owing as of the date of termination.  If Mr. Lai’s employment is terminated for Cause or Mr. Lai voluntarily terminates his employment, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination. The Lai Agreement contains no covenant not to compete or similar restrictions after termination.

 John O’Keefe

Mr. O’Keefe was appointed as the interim Chief Financial Officer, Treasurer and Secretary of the Company on October 7, 2010, and he served as the interim principal accounting and financial officer for the Company until his resignation on February 18, 2011. The Company employed Mr. O’Keefe under a service agreement with Tatum LLC.

Donald L. Sytsma

Mr. Sytsma was appointed Chief Financial Officer and Treasurer of the Company on April 14, 2009 and Secretary on or around September 30, 2009, and he served as the principal accounting and financial officer for the Company until his resignation as Chief Financial Officer, Treasurer and Secretary on October 7, 2010. Mr. Sytsma’s prior compensation arrangement with the Company provided for a salary of $11,000 per month for services as required by the Company, plus 2,000 shares of Company common stock per month.  As severance pay in connection with Mr. Sytsma’s resignation on October 7, 2010, the Company agreed to pay Mr. Sytsma three months of salary and to issue Mr. Sytsma 30,000 restricted shares of common stock.

James J. Cerna, Jr.

Mr. Cerna co-founded the Company and was originally appointed a Director and Chief Executive Officer on May 19, 2006, and he was appointed as president on June 12, 2006.  On September 2, 2008, Mr. Cerna transferred his duties as president and Chief Executive Officer to Mr. Sikora and continued his role as Chairman of the Board.  On May 5, 2009, Mr. Cerna’s resigned as Chairman and Director. On March 20, 2007, the Company entered into an employment agreement with Mr. Cerna (filed as exhibit 10.5 to the Company's Annual Report on Form 10-KSB for the year ended March 31, 2007).  Mr. Cerna's agreement was for a period of three years and provided for payment of $175,000 annually in exchange for services to the Company.  The agreement also provided for certain payments in the event of termination of employment.  In connection with Company initiatives to scale back costs in response to low oil prices during our 4th fiscal quarter of 2009, Mr. Cerna agreed to suspend payment of his compensation under his employment agreement.   Pursuant to an agreement, effective August 1, 2009, the Company commenced remitting $7,292 per month until the remaining amount due under his employment agreement was paid. The Company agreed to issue 86,027 shares of stock to Mr. Cerna on November 24, 2010 to terminate all liabilities and payment obligations to Mr. Cerna under this agreement.

Malek A. Bohsali

Mr. Bohsali served as Chief Financial Officer of the Company from April 10, 2007 through April 14, 2009, and served as corporate secretary until his resignation effective September 30, 2009. Mr. Bohsali received compensation listed in the above compensation table.

Other resources utilized in the Company’s operations are typically contractors or sub-contractors of vendors and service providers that are not owned directly or indirectly by the Company or any officer, Director or shareholder owning greater than five percent (5%) of the Company’s outstanding shares, nor are they members of the referenced individual’s immediate family.  Such sub-contracting engagement and per job payments are commonplace in the Company's business.  The Company expects to continue to utilize and pay such service providers and third party contractors as necessary to operate its day-to-day field operations.

Lucas 2010 Incentive Compensation Plan

The Company shareholders approved the Lucas Energy, Inc. 2010 Plan at the annual shareholder meeting held on March 30, 2010.  The 2010 Plan provides the Company with the ability to offer stock options and restricted stock to employees, consultants and contractors as performance incentives.  Shares issuable under the 2010 Plan were registered on Form S-8 registration statement that was filed with the SEC on April 23, 2010.  The NYSE Amex approved this listing application for the shares issuable under the 2010 Plan on May 6, 2010.

Under the Incentive Plan, 900,000 shares of the Company’s common stock are authorized for initial issuance.  As of November 3, 2011, an aggregate of 22,388 shares of common stock and options were available under the 2010 Plan for future grants.  The number of shares available under the 2010 Plan is reduced one for one for each share delivered pursuant to an award under the 2010 Plan. Any issued shares that become available due to expiration, forfeiture, surrender, cancellation, termination or settlement in cash of an award under the Incentive Plan may be requested and used as part of a new award under the Plan.

The 2010 Plan is administered by the Compensation Committee and/or the Board in its discretion (the “Committee”).  The Committee interprets the Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.  The 2010 Plan allows the Company to grant the following types of awards: (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares (i.e., shares subject to such restrictions, if any, as determined by the Compensation Committee or the Board).

Outstanding Equity Awards at March 31, 2011

        The following table summarizes certain information regarding unexercised stock options outstanding as of March 31, 2011 for each of the Named Officers.

Name	Number of Securities Underlying Unexercised Stock Options Exercisable	Number of Securities Underlying Unexercised Stock Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date
William A. Sawyer	24,000	-	$2.07	1/10/2016
K. Andrew Lai	-	160,000	$1.94	2/18/2016

The Company does not currently have in place or provide retirement, disability or other benefits for its employees.

DIRECTOR COMPENSATION

The following table sets forth compensation information with respect to our Directors during our fiscal year ended March 31, 2011.

	Director Compensation
	Fees earned or	Stock	Option
Name	paid in cash	awards	awards	Total
Peter K. Grunebaum	$14,500	$24,720	$41,140	$80,360
J. Fred Hofheinz	14,250	24,720	41,140	80,110
W. Andrew Krusen	14,750	24,720	41,140	80,610

Beginning with the October 7, 2010 meeting of the Board of Directors, the compensation due to each member of the Board of Directors was increased from $2,000 to $3,000 per meeting. Additionally beginning with the October 2010 meeting, the chairpersons of the various committees are paid $750 per each committee meeting and the non-chairpersons are paid $500 for each committee meeting. Non-employee directors have historically been granted shares of common stock for services provided to the Company as a director.

The Board of Directors of the Company at a meeting held October 7, 2010 (the "Grant Date"), approved the issuance of 12,000 shares of common stock to each Director for services rendered during the April 1, 2009 to March 31, 2010 fiscal year and the grant of options to purchase 24,000 shares of common stock to each Director for services to be rendered during the April 1, 2010 to March 31, 2011 fiscal year (the "Options") pursuant to the Company’s 2010.  The Options have an exercise price of $2.07 per share, the mean of the highest and lowest trading prices of the Company’s common stock on the Grant Date, consistent with the terms of the Plan and vest to the Directors in tranches of 1/4th of such options per quarter (starting effective on April 1, 2010, the start of the 2011 fiscal year), with options to purchase 12,000 shares vesting as of the Grant Date, and options to purchase 6,000 shares of common stock vesting on December 31, 2010 and March 31, 2011, as long as such individuals remain as Directors.  The fair value of the shares was $24,720. The Options were fully vested at March 31, 2011 and were valued using the Black-Scholes model resulting in the fair value of $41,140.

Compensation for serving as a Director for an individual that is a named executive officer is reflected in the above table on Executive Compensation.

CERTAIN RELATED PARTY TRANSACTIONS

During the past two fiscal years there have been no transactions between the Company and any officer, Director, or any shareholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individual’s immediate family, except as set forth below or otherwise disclosed above under “Executive Officer Compensation”.

The Company acquired approximately 2,771 gross oil and gas lease acreage (approx. 2,078 acres net to the Company’s interest) located in Wilson County, Texas from El Tex Petroleum, LLC (“El Tex”), which acquisition was approved by the Board in September 2009.  The leases have eight shut-in or plugged wellbores that the Company believes are good candidates for restoration and revitalization procedures.  The leasehold, wellbore and surface equipment acquisition price totaled approximately $1.0 million and was comprised of 637,887 shares of the Company’s common stock valued at $0.77 per share, or approximately $490,000, the Company’s assumption of $500,000 in debt plus accrued interest; and the remittance of $68,000 in cash.

One Director of the Company (J. Fred Hofheinz) holds an approximate 25.2% interest in El Tex while a second Lucas Board member (W. Andrew Krusen, Jr.) holds an indirect beneficial ownership interest in El Tex of approximately 18.8% (provided that El Tex is currently in the process of distributing substantially all of its assets to its owners, including the Company’s shares, which process has not been completed to date).  Pursuant to NYSE Amex exchange rules, Company shareholders were required to approve the issuance of shares of common stock to El Tex due to the Directors holding in the aggregate more than a five percent (5%) indirect interest in the assets being acquired by the Company from El Tex.  Additionally, the note holder of the debt assumed by the Company, J. Fred Hofheinz, is a Director of the Company. In connection with the Company’s acquisition, the note holder agreed to convert the debt plus accrued interest due to him into shares of the Company’s common stock. Pursuant to NYSE Amex exchange rules, Company shareholders were required to approve the issuance of the shares of common stock to the Director.

At the Company’s shareholder meeting held on March 30, 2010, the shareholders approved the issuance of the shares of common stock to El Tex and the issuance of shares of common stock to the Director for the conversion of debt plus accrued interest assumed by the Company.  NYSE Amex approved the listing application for the shares to be issued and on May 25, 2010, the Company issued 637,887 shares of common stock to El Tex and 683,686 shares of common stock to the Director that held the debt assumed by the Company.  The shares of common stock were issued at $0.77 per share which was the fair value of the shares at the time the acquisition was agreed and effected in September 2009.

Three wells acquired by Lucas from El Tex are part of the LEI 2009-III capital program, while one well is part of the LEI 2009-II six well program.

In addition, on February 23, 2010, Lucas paid $250,000 to El Tex to acquire leases on additional properties.

In or around May 2010, the Company issued William A. Sawyer, the Company’s President and Chief Executive Officer, 50,000 shares of common stock in connection with the Company’s joint venture partner’s commitment to and initial funding of their 70% working interest in the LEI 2009-III capital program.

The Board, at a meeting held October 7, 2010 (the Grant Date), approved the issuance of 12,000 shares of common stock to each Director and the grant of options to purchase 24,000 shares of common stock to each Director as described in greater detail above under “Director Compensation”.

On October 7, 2010, the Compensation Committee approved an increase in Mr. Sawyer’s annual salary to $175,000 per year (effective as of October 1, 2010), the Board approved the immediate issuance to Mr. Sawyer of 17,500 shares of common stock under the Company’s 2010 Plan, and an additional 17,500 shares of common stock under the 2010 Plan in the event the net production of the Company averages over 10,000 barrels of oil per month for a period of six months. As of March 31, 2011, the Company's net production has not yet averaged over 10,000 barrels of oil per month for a period of six months and as such, Mr. Sawyer has not earned or been issued the additional 17,500 shares discussed above.

Donald L. Sytsma was appointed Chief Financial Officer and Treasurer of the Company on April 14, 2009 and Secretary on or around September 30, 2009, and he served as the principal accounting and financial officer for the Company until his resignation on October 7, 2010. Mr. Sytsma’s compensation arrangement provided for a salary of $11,000 per month for services as required by the Company, plus 2,000 shares of Company common stock per month. As severance pay in connection with Mr. Sytsma’s resignation on October 7, 2010, the Company agreed to pay Mr. Sytsma three months of salary and to issue Mr. Sytsma 30,000 restricted shares of common stock.

On October 7, 2010, John O’Keefe was appointed as the Chief Financial Officer, Treasurer and Secretary of the Company.

In December 2010, the Company sold an aggregate of 2,510,506 units to certain institutional investors, each consisting of (a) one share of common stock; (b) one Series B Warrant to purchase one share of common stock at an exercise price of $2.86 per share; and (c) one Series C Warrant to purchase one share of common stock at an exercise price of $2.62 per share for a combined purchase price of $2.38 per unit.  An investor in the offering included Hall Phoenix Energy, LLC, who is a joint venture partner with Lucas in the Eagle Ford trend in South Texas.

On February 18, 2011, the Company accepted the resignation of John O’Keefe from his positions as Chief Financial Officer, Treasurer and Secretary of the Company.  As a result of his resignation, Mr. O’Keefe no longer holds any officer position with the Company.

Also effective February 18, 2011, the Company appointed K. Andrew Lai, as Chief Financial Officer, Treasurer and Secretary of the Company and granted options to purchase 160,000 shares of the Company’s common stock to Mr. Lai.  The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $1.94 per share.

On April 1, 2011, the Company granted options to purchase 200,000 shares of the Company’s common stock to William A. Sawyer.  The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $4.05 per share.

On May 18, 2011, the Company issued K. Andrew Lai 3,861 shares of common stock valued at $2.59 per share (the closing price of the Company’s common stock on the grant date) representing $10,000 in aggregate in connection with and pursuant to the terms of his employment agreement.

On July 1, 2011, the Company issued William A. Sawyer 6,721 shares of common stock valued at $2.79 per share (the closing price of the Company’s common stock on the grant date) representing $18,750 in aggregate in connection with and pursuant to the terms of his employment agreement.

On August 18, 2011, the Company issued K. Andrew Lai 5,025 shares of common stock valued at $1.99 per share (the closing price of the Company’s common stock on the grant date) representing $10,000 in aggregate in connection with and pursuant to the terms of his employment agreement.

On October 1, 2011, the Company agreed to issue William A. Sawyer 10,061 shares of common stock which, net of applicable payroll taxes, representing an aggregate value of $18,750 (with such stock valued at $1.30 per share (the closing price of the Company’s common stock on September 30, 2011, the last trading day prior to the grant date)), in connection with and pursuant to his employment agreement.

It is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

DIRECTOR INDEPENDENCE

During the year ended March 31, 2011, the Board determined that a majority of the Board is independent under the definition of "independence" and in compliance with the listing standards of the NYSE Amex listing requirements. Based upon these standards, the Board has determined that all of the Directors are independent, with the exception of Mr. Sawyer, our President and Chief Executive Officer.  See "Meetings and Committees of the Board of Directors" in Item 10.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year that ended on March 31, 2011, the Board held four meetings.  All Directors attended all meetings of the Board and all committee meetings on which the Director served during fiscal year 2011. All of the current Directors attended our fiscal year 2011 annual shareholder meeting held on January 10, 2011.

During the fiscal year that ended on March 31, 2011, the Board determined that a majority of the Board is independent under the definition of independence and in compliance with the listing standards of the NYSE Amex listing requirements. Based upon these standards, the Board has determined that all of the Directors are independent, with the exception of Mr. Sawyer, our President and Chief Executive Officer.

The Board has a standing Audit Committee, Compensation Committee, and Nominating Committee.

The Audit Committee currently consists of Mr. Grunebaum (chair), Mr. Hofheinz and Mr. Krusen, each of whom is independent as defined in Section 803(A) of the NYSE Amex LLC Company Guide.  The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and the Company's By-laws as the Committee or the Board deems appropriate.  The Audit Committee produces an annual report for inclusion in our proxy statement.  The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE Amex, the SEC and the federal securities laws. The Board has determined that Mr. Grunebaum, Mr. Hofheinz and Mr. Krusen are “independent,” and Mr. Grunebaum is an “audit committee financial expert” as defined in the SEC’s Regulation S-K, Item 407(d).  During fiscal year 2011, the Audit Committee held four meetings. The Audit Committee’s charter is available on our website at www.lucasenergy.com.

The Compensation Committee is comprised of Mr. Krusen (chair), Mr. Grunebaum and Mr. Hofheinz, each of whom is independent as defined in Section 803(A) of the NYSE Amex LLC Company Guide.  The purpose of the Compensation Committee is to oversee the responsibilities relating to compensation of our executives and produce a report on executive compensation for inclusion in our proxy statement.  The Compensation Committee may delegate its authority to subcommittees of independent Directors, as it deems appropriate.  During fiscal year 2011, the Compensation Committee held four meetings. The Compensation Committee’s charter is available on our website at www.lucasenergy.com.

The Nominating Committee is comprised of Mr. Hofheinz (chair), Mr. Grunebaum and Mr. Krusen, each of whom is independent as defined in Section 803(A) of the NYSE Amex LLC Company Guide.   This Committee is responsible for (1) establishing criteria for selection of new Directors and nominees for vacancies on the Board, (2) approving Director nominations to be presented for shareholder approval at the Company’s annual meeting, (3) identifying and assisting with the recruitment of qualified candidates for Board membership and for the positions of Chairman of the Board and Chairmen of the committees of the Board, (4) recommending to the Board to accept or decline any tendered resignation of a Director, (5) considering any nomination of Director candidates validly made by shareholders, (6) reviewing any Director conflict of interest issues and determining how to handle such issues, (7) insuring a review of incumbent Directors’ performance and attendance at Board and committee meetings in connection with the independent Directors’ decision regarding Directors to be slated for election at the Company’s annual meeting, (8) providing appropriate orientation programs for new Directors, (9) reviewing and assessing the adequacy of the Company’s corporate governance policies and practices and recommending any proposed changes to the Board, and (10) proposing any necessary actions to the Board.  We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for Director. During fiscal year 2011, the Nominating Committee held one meeting. The Nominating Committee’s charter is available on our website at www.lucasenergy.com.

NOMINATIONS FOR THE BOARD OF DIRECTORS

The Nominating Committee of the Board considers nominees for Director based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  There are no specific, minimum or absolute criteria for Board membership. The Committee makes every effort to ensure that the Board and its Committees include at least the required number of independent Directors, as that term is defined by applicable standards promulgated by the NYSE Amex and/or the SEC.

The Nominating Committee may use its network of contacts to compile a list of potential candidates.  The Nominating Committee has not in the past relied upon professional search firms to identify Director nominees, but may engage such firms if so desired.  The Nominating Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Nominating Committee will consider qualified Director candidates recommended in good faith by shareholders, provided those nominees meet the requirements of AMEX and applicable federal securities law. The Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources.

Any shareholder wishing to recommend a nominee for election to the Board of Directors or to submit communications to the Board of Directors should submit such information as provided below.  In the event the shareholder is submitting a nominee for election to the Board of Directors, the shareholder should include the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate.  These recommendations and communications should be submitted in writing to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.  The proposing shareholder should also include his or her contact information and a statement of his or her share ownership.  The Board of Directors (or Committee) may request further information about the communications and shareholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

AUDIT COMMITTEE REPORT

In connection with the fiscal year 2011 audited financial statements of Lucas, the Audit Committee of the Board of Directors of Lucas (1) reviewed and discussed the audited financial statements with Lucas’s management; (2) discussed with Lucas’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by Lucas’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2011 be included in Lucas’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011 for filing with the Securities and Exchange Commission.

Audit Committee

Peter K. Grunebaum, Chairman
J. Fred Hofheinz
W. Andrew Krusen, Jr.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)           No officer or Director has any substantial interest in the matters to be acted upon, other than his role as an officer or Director.

(b)           No Director has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy.

SHAREHOLDER PROPOSALS

No security holder has requested the Company to include any proposals in this proxy. Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2012 Annual Meeting of shareholders of the Company must be submitted to the Company in accordance with Rule 14a-8 under the Exchange Act of 1934, not earlier than the close of business on August 18, 2012, and not later than the close of business on September 17, 2012, together with written notice of the shareholder's intention to present a proposal for action at the 2012 Annual Meeting of shareholders, unless our Annual Meeting date occurs more than 30 days before or 30 days after December 16, 2012. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2012 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the Annual Meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or the Board take action, which the shareholder intends to present at the 2012 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

FINANCIAL AND OTHER INFORMATION

The information under Items 7, 7A, 8 and 9 in the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 and the information under Items 1, 2 and 3 in the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2011 is incorporated herein by reference.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy  of the financial statements described above, which has been incorporated by reference herein (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates).  Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

OTHER MATTERS

The Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

By Order of the Board of Directors:

/s/ William A. Sawyer
William A. Sawyer
Chief Executive Officer Houston, Texas November 11, 2011

Exhibit A

LUCAS ENERGY, INC.
2012 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2012 Stock Incentive Plan of Lucas Energy, Inc. (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on October 13, 2011.  The Plan shall be effective October 13, 2011 (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.6           “Bylaws” shall mean the Bylaws of the Company as amended from time to time.

2.7           "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8           "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9           "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.  In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan) or the Board of Directors of the Company.

2.10           "Common Stock" means the Company’s common stock.

2.11           "Company" means Lucas Energy, Inc., a Nevada corporation.

2.12.           "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13           "Director" means a member of the Board of Directors of the Company.

2.14           "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15           "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16           "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17           "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19           “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20           "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21           "Fair Market Value" means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

(a)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE Amex, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

(d)
The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.22           "Grant Date" means, as to any Award, the latest of:

(a)	the date on which the Board authorizes the grant of the Award; or

(b)
the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)	such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23           "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24           "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25           "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26           "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28           "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29           "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30           “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31           "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32           "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33           "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34           "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35           "Plan" means this Lucas Energy, Inc. 2012 Stock Incentive Plan, as it may be amended from time to time.

2.36           “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37           "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38           "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39           "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40           “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41           "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42           "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43           "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44           "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)
If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)	The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)
In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be One Million Five Hundred Thousand (1,500,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)	For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)
If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)	The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6           The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)	any required approval of the Plan by the shareholders of the Company; and

(b)
the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determines to be necessary or advisable.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10           No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11           The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12           Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)	Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)
The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)
An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)	as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)
as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)
The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(e)	No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)
The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)	Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)
The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)
A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)	the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)	the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)
the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)
whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)	whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)	whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)	the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)	the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)	the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)	the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1           Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)
all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)	all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)
all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)	the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)
the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)	upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)
all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2           Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3           After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1           Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a)	materially alter the group of persons eligible to participate in the Plan;

(b)	except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)
alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2           No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)	annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)	convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3           If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1           Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2           The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3           The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4           Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5           This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6           Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7           If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8           The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9           The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10         If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

P R O X Y

LUCAS ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 16, 2011 AT 10 AM

The undersigned stockholder of LUCAS ENERGY, INC., a Nevada corporation (the "Company"), hereby revokes all prior proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated November 11, 2011, and hereby appoints William A. Sawyer and K. Andrew Lai, or either of them (the "Proxies") proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, and authorizes them to represent the undersigned at the 2011 Annual Meeting of Shareholders of the Company, to be held on December 16, 2011 at 10 a.m. central standard time at the law offices of Dewey & LeBoeuf LLP at 1000 Main Street, Suite 2550, Houston, Texas 77002, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by fax or internet, please DO NOT mail your proxy card.

▲ PLEASE DETACH PROXY CARD HERE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 16, 2011. The Proxy Statement and our 2011 Annual Report to Stockholders are available at: www.proxyease.com/lucasenergy/2011

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS BELOW

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
Proposal 1 Election of directors	☐	☐	
1. J. Fred Hofheinz			☐
2. William A. Sawyer			☐
3. Peter K. Grunebaum			☐
4. W. Andrew Krusen, Jr.			☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of the Company's 2012 Stock Incentive Plan	☐	☐	☐
Proposal 3 Ratification of Hein & Associates LLP, as the Company's independent auditors for the fiscal year ending March 31, 2012	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For" the election of all directors; and "For" Proposals 2 and 3 above and all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable):

____

____

____

Dated: ______________________, _____ (Print Name of Stockholder and/or Joint Tenant) ______________________________

(Signature of Stockholder)______________________________ (Second Signature if held jointly) ______________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

▲ PLEASE DETACH PROXY CARD HERE ▲

INSTRUCTIONS FOR ONLINE VOTING:

1. Go to **www.shareholderaccountingsoftware.com/tspweb/Clear/pxsignon.asp**
2. Click on the "VOTE NOW" button.
3. Enter your 12-digit control number and click "Sign on" to cast your vote.

For assistance, please contact 813-235-4490.

CONTROL NUMBER